UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 22, 2007



                               ACTUANT CORPORATION
             (Exact name of Registrant as specified in its charter)


         Wisconsin                  1-11288                39-0168610
(State or other jurisdiction    (Commission File           (I.R.S. Employer
     of incorporation)              Number)                Identification No.)



                         13000 West Silver Spring Drive
                             Butler, Wisconsin 53007
           Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (414) 352-4160



             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

         On March 22, 2007, Actuant Corporation (the "Company") announced its results of operations for the second quarter ended February 28, 2007. A copy of the press release announcing the Company's results for the second quarter ended February 28, 2007 is attached as Exhibit 99.1 to this report on Form 8-K.



Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

      99.1     Press Release of the Company dated March 22, 2007.









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


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   ACTUANT CORPORATION
                                                       (Registrant)


         Date:  March 22, 2007                     By:  /s/ Andrew G. Lampereur
                                                      --------------------------
                                                   Andrew G. Lampereur
                                                   Executive Vice President and
                                                   Chief Financial Officer











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